UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2025

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1445 South Spectrum Blvd, Suite 102, Chandler, Arizona 85286
(Address of principal executive offices and zip code)
(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On May 20, 2025, Viavi Solutions Inc. (the “Company”) will use a lender presentation (the “Lender Presentation”) in connection with meetings with prospective lenders to discuss the previously announced proposed term loan financing in connection with the Company’s previously announced proposed acquisition (the “Acquisition”) of the high-speed ethernet and network security business lines of Spirent Communications plc (“Spirent”), pursuant to the Asset Purchase Agreement by and between the Company and Keysight Technologies, Inc. In addition to financing the Acquisition, the Company anticipates that a portion of the proceeds of the proposed term loan financing will be used for general corporate purposes.

A copy of the Lender Presentation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The forward-looking statements include statements related to the Company’s expectations with respect to its future operating, financial and business position and performance, business strategy, competitive position, and other anticipated future events and expectations that are not historical facts, including synergies, benefits and other matters related to the Acquisition. These forward-looking statements involve risks and uncertainties that could cause the Company’s results to differ materially from management’s current expectations. For more information on other risk factors affecting the Company generally, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on August 16, 2024 and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 2, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Lender Presentation, dated May 20, 2025.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

By:	/s/ Ilan Daskal
Name:	Ilan Daskal
Title:	Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)
May 19, 2025